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                                                                    Exhibit 10.7

                            FORM OF AMENDMENT TO THE
               WILLIS AWARD PLAN FOR KEY EMPLOYEES OF TA I LIMITED

      Pursuant to Section 10 of the Willis Award Plan for Key Employees of TA I Limited (the "PLAN"), the Board of Directors of Willis Group Holdings Limited, which, effective as of May 9, 2001, adopted the Plan, hereby amends the Plan as follows:

1. All references to "TA I Limited" shall hereinafter refer to "Willis Group Holdings Limited".

2. All references to "Ordinary Shares" or "Share" shall hereinafter refer to management common shares of Willis Group Holdings Limited.


Effective as of this ___________, 2001.